Components Of Vehicle Depreciation And Lease Charges (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Vehicle Depreciation and Lease Charges, Net [Line Items]
Depreciation expense	$ 1,678	$ 1,438	$ 1,395
Lease charges	139	130	62
Gain on sale of vehicles, net	(6)	(97)	(234)
Vehicle depreciation and lease charges, net	1,811	1,471	1,223
Accounts Payable, Other, Current	260	284	356
Receivables due from former subsidiaries	$ 378	$ 439	$ 339